NORTHERN INSTITUTIONAL FUNDS

                                   FORM N-SAR

                                File No. 811-3605

                       Six-Month Period Ended May 31, 2002


EX - 99.77Q3 Other Information and Certifications

(a)(i)   Not applicable.

(a)(ii)  Not applicable.

(a)(iii) Certifications:

I, Lloyd A. Wennlund, certify that:

1. I have reviewed this report on Form N-SAR of Northern Institutional Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: November 26, 2002


/s/ Lloyd A. Wennlund
------------------------------
Lloyd A. Wennlund
President/Principal Executive Officer, Northern Institutional Funds


I, Brian P. Ovaert, certify that:

1. I have reviewed this report on Form N-SAR of Northern Institutional Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: November 26, 2002


/s/ Brian P. Ovaert
-----------------------------------
Brian P. Ovaert
Treasurer/Principal Financial Officer, Northern Institutional Funds